Exhibit 99.1

Corporate Presentation 2016 NASDAQ: XBIT Creating Breakthrough Therapies from Natural Human Immunity

Presentation Contains Forward Looking Statements

This presentation contains forward-looking statements, including declarations regarding management's beliefs and expectations,that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "would," "could," "expects," "plans," "contemplate," "anticipates," "believes," "estimates," "predicts," "projects," "intend" or "continue" or the negative of such terms or other comparable terminology, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties are subject to the disclosures set forth in the "Risk Factors" section of certain of our SEC filings. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from the forward-looking statements contained in this presentation. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation.

XBiotech
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2 30,000 ft 2 R&DLaboratories,Manufacturing, Administrative 16,000 ft 2 Clinical Operations, ManufacturingFilling Suite, Vivarium 40,000ft 2 Manufacturing, Quality Control Laboratory, Administrative XBiotechFacilities (New 48 acre Campus Location)

3 • Incorporated in 2005, IPO April 2015 (NASDAQ XBIT) • 107 Employees • 86,000 ft 2 Operations in Austin, Texas • Operations include R&D, Manufacturing, Sales & Marketing (planned) • Incorporated in United States, Switzerland, Germany, Japan, Canada • Over 100 Clinical Sites in Operation in Various Indications in 20 Countries Around the World • 180 Patents & Patents Pending Snapshot December 2016

Corporate Board


WORLD
ECONOMIC
FORUM

Dr. Daniel Vasella
Former Chairman & CEO Novartis. Founded Novartis in merger between Ciba-Geigy and Sandoz Laboratories, creating what became the largest revenue generating Pharma in the World.



Dr. Fabrizio Bonanni,
Former Executive VP Operations Amgen, Developed World's Largest Biologics Manufacturing Operation



Thorpe McKenzie
Founding Partner of Tiger Fund, One of the Most Iconic Investment Funds in the History of Wall Street.



John Simard
Founder CTL ImmunoTherapies, AlleCure, MannKind, XBiotech.

XBiotech

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5 Pending Marketing Authorization for First- In-Class Therapy for Colorectal Cancer Rich Pipeline. Three Fast-Tracked Development Paths: Oncology, Cardiovascular, Infectious Disease 100% Ownershipof Assets, $0 Debt World’s Leading Disposable Manufacturing Program (GMP Certified Oct. 2016) XBiotech Today

6 Healthy Human Volunteers with NaturalImmunity to Disease The Human Antibody Repertoire: A Remarkable Platform for Breakthrough Medicines

Program[1]		Pre-Clinical	Phase I	Phase II	Phase III	Pending Marketing Authorization[2]
Symptomatic Colorectal Cancer					✓	MAA Decision Pending
Advanced Colorectal Cancer	Fast Tracked				✓	MAA Submission 2017
Type II Diabetes				✓		
Peripheral Vascular Disease	Fast Tracked			✓		
Psoriasis				✓		
Acne				✓		
Pyoderma Gangrenosum				✓		
Hidradentitis Suppurativa				✓		
S. aureus Bacteremia	Fast Tracked			✓		
C. difficile		✓				
Influenza		✓				
Herpes Varicella Zoster (Chickenpox)		✓				
Ebola		✓				

✓ = pilot study

[1]All Grey Shaded Areas Involve MABp1 Targeting Interleukin-1α. Green-shaded programs have individual antibodies specific for each infectious agent.

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8 Anti-Inflammatory Programs • TypeII Diabetes • Peripheral Vascular Disease • Pyoderma Gangrenosum • Psoriasis • Hidradenitis Supperativa • Acne

9 Peer-Reviewed Publications on Clinical Findings • MABp1, a first-in-class true human antibody targeting interleukin-1a in refractory cancers: an open-label, phase 1 dose-escalation and expansion study • Xilonix, a novel true human antibody targeting the inflammatory cytokine interleukin-1 alpha, in non-small cell lung cancer • Safety, pharmacokinetics, and preliminary efficacy of a specific anti-IL-1alpha therapeutic antibody (MABp1) in patients with type 2 diabetes mellitus

10 • An open label, phase 2 study of MABp1 monotherapyfor the treatment of acne vulgaris and psychiatric comorbidity • A randomized phase II study of Xilonix, a targeted therapy against interleukin 1a, for the prevention of superficial femoral artery restenosis after percutaneous revascularization • Open-label trial of MABp1, a true human monoclonal antibody targeting interleukin 1a, for the treatment of psoriasis Clinical Publications (Continued)

11 Oncology • XilonixMonotherapyin Colorectal Cancer: Two Phase III Programs • Development of Novel Endpoint Radiological/Qualityof Life Measure:A Direct Measure of Clinical Benefit anda Surrogate Measure of Anti-Cancer Activity • XilonixSuitable for Combination with Multiple Therapies • Pluripotent Anti-Tumor MechanismInterrupts Tumor Growth and Augments Recovery

12 XilonixTherapy in ColorectalCancer 40% of Advanced Colorectal Cancer Patients that Complete an 8 Week Treatment with XilonixAchieve Clinical Response… That is Nearly Twiceas Many Compared to Placebo. (Per Protocol Population for a Randomized Double-Blind Placebo Controlled Phase III Study. 40% of XilonixPatients Met Primary Endpoint vs 23% on Placebo p= 0.0033)

13 Achieving the Clinical Response Means: • Twice as Likely toHave Stable Disease 1 • FiveTimesLess Likely to Have Serious Adverse Events 2 1 24.1%of Patients Achieving Primary Endpoint had stable disease at 8 weeks vs 11.7% for those that did not (p=0.0062) 2 5.7% of Patients Achieving Primary Endpoint had SAEs vs 29.3% that Failed To Achieve (p < 0.001)

14 Clinical Response Associated with Wide Ranging Improvement in Health xIncrease in Lean Body Mass (1.4kg) xImprovedGlobal Quality of Life xImproved Role Function xImproved Emotional Function xImproved Social Function xReducedPain xReduced Fatigue xIncreased Appetite (P <0.001 for each category) Improvement was both statistically significant and clinically meaningful (in terms of magnitudeof improvement for categories relevant to EORTC guidelines)

15 Patients Achieving Clinical Response After 8 Weeks Were Nearly Twice as Likely to Live Longer 1 After 8 weeks on Study 40% of XilonixPatients Met Primary Endpoint vs 23% on Placebo (p< 0.0033) n=139 P=<0.0001 Patients Achieving Primary Endpoint (Overall Survival 11.7 months) All Other Patients (Overall Survival 5.7 Months)

16 Summary of Patient Benefit During an 8 Week Treatment Regimen with Xilonix • Nearly Twice as Likely to Have Increased Survival • Twice as Likely to Have Stable Disease • Improvement in AllLife Quality Measures, Including Physical, Functional and Emotional Health • Five Times Less Likely to have a Serious Adverse Event • Reduced Incidence of Hospitalization or Prolongation of Existing Hospitalization • Reduced Incidence of Persistent or Significant Disability/Incapacity from Disease

17 EU Marketing Authorization • Europe Represents by Far the Largest Unmet Need for Colorectal Cancer Therapy • Discussion with European MedicinesAgency for Marketing Approval is Ongoing and DecisionNot Expected Until 2017 • XBiotechPlans to Sell and Market Xilonixin Europe Subject to Regulatory Approval • European Market Authorization willBe Used to Seek Registration in Multiple Regions and Countries—Through Partnership—Around the World.

Ongoing Global Phase III Study Under US FDA Fast-Track Program

- Double-Blind Placebo Controlled Randomized Study Involving 600+ Patients
- Overall Survival is Primary Endpoint. Subjects In Study Progressed (or intolerant) After: Oxaliplatin, Irinotecan, Flouropyrimidine, and Cetuximab or Panitumumab if KRAS wildtype
- Enrollment Completed On Schedule in November 2016 and Results of First Interim Analysis Expected in 1st Quarter 2017
- First Interim Analysis Enables Independent Data Monitoring Committee to Unblind Study to Assess Both Safety and Efficacy
- Interim Analysis Incorporates Futility Boundary

XBiotech
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19 Anti-Infective Programs • Staphylococcus aureus • Clostridium difficile • Influenza Virus • Ebola • Herpes VaricellaZoster Virus (Chickenpox)

20 CDC: Staph classified as “Serious Threat” • Staph Kills an Estimated 20,000 Patients in the US Every Year 1 • Antibiotic Resistance is Not Being Solved with Small Molecules • No Effective Vaccines and Growing Consensus that Such an Approach is Difficult, if Not Impossible • Repeated Failures Due to an Immune Evasion Mechanism 1 http://mrsa-research-center.bsd.uchicago.edu/

21 FDA Fast Track 514G3 in Phase II Study • A Single Dose of Antibody to Mediate Therapy • Neutralize Immune Evasion Mechanism and Facilitate Immune Clearance • Targets All Forms of S.aureus —Including MRSA, MSSA • Double-Blind, Placebo Controlled Randomized Study in 52 Patients • Enrollment Completed in December 2016 • Topline Data Readout 1 st Quarter 2017

Staphylococcus aureus Fc Binding Protein (Protein A) Protein A Binds Antibodies by Fc Serum Antibody Fc Portion of Antibody Cartoon Depictionof S. aureuswith Antibody Bound by Fc Region

Serum Antibodies Bind ProAForming Protective Coat on S. aureus • Evade Detection • Neutralize Antibodies • Prevent Immune Control Protect Coat HelpsS. aureus

True Human Antibody (514G3) Binds ProA 514G3 • Fc portion of 514G3 does NOT Bind ProA • 514G3 Binds with Correct Geometry to Block ProA and Mediate Clearance

• 500,000 Peoplein USA Contract Disease Annually • 1/9 Persons Over 65Years of Age Die Within 30 days of Contracting Disease • 29,000 Deaths Annually in the US Clostridium difficile • CurrentlyNo Means of Preventing Disease http://www.cdc.gov/media/releases/2015/p0225-clostridium-difficile.html

26 Best Way to Treat is to Prevent Pathological Specimen Showing Pseudomembranous Colitis Image: https://en.wikipedia.org/wiki/Clostridium_difficile_infection

27 Developing a Novel Therapy to Prevent Deadly C. difficile infection • FIRST Oral Delivered Monoclonal Antibody Therapy • Targeting Clinical Launch for Year End-2017 • Prophylaxis Therapy—Only Approach Designed to Eradicate Bacteria Rather than Target only C. difficile toxins • Safety and Tolerability Ideal for Patient Population

28 Strategic Manufacturing—IndustryLeading Disposable Platform Artist’s Conception UnprecedentedReduction in Cost and Flexibility

29 Near Term Corporate Goals □Seek Registration for Xilonixin Europe and other markets for CRC □Establish Sales and Marketing Capability in Key Markets of Europe □Continue Clinical Development in Colorectal and Other Oncology Indications, Including Combination Therapies □Develop Pivotal Study for Fast-tracked Anti-Infective Therapy for S. aureus □Advance Other MABp1 Clinical Programs in Strategic Therapeutic Areas

30 Thank You